SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. )
Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[    ]  Preliminary Proxy Statement
[    ]  Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Sec. 240.14a-12

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required

[   ]  Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
       0-11.
       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):


       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:


       2) Form, Schedule or Registration Statement No.:


       3) Filing Party:


       4) Date Filed:

           THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070
                               ------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 2006
                               ------------------

To the Shareholders of
THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Global Gold, Natural Resources & Income Trust (the "Trust") will be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 15, 2006, at 12:30 p.m., for the following purposes:

     1. To elect three (3) Trustees of the Trust, to be elected by the holders of the Trust's Common Shares (PROPOSAL 1); and

     2. To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

     These  items  are  discussed  in  greater  detail  in  the  attached  Proxy
Statement.

     The close of business on March 13, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                            By Order of the Board of Trustees,

                                            JAMES E. MCKEE
                                            SECRETARY

April 17, 2006

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         REGISTRATION                                VALID SIGNATURE
         ------------                                ---------------
         CORPORATE ACCOUNTS

         (1)      ABC Corp.                          ABC Corp.
         (2)      ABC Corp.                          John Doe, Treasurer
         (3)      ABC Corp.
                  c/o John Doe, Treasurer            John Doe
         (4)      ABC Corp., Profit Sharing Plan     John Doe, Trustee

         TRUST ACCOUNTS

         (1)      ABC Trust                          Jane B. Doe, Trustee
         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78                     Jane B. Doe

         CUSTODIAN OR ESTATE ACCOUNTS

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA      John B. Smith
         (2)      John B. Smith, Executor
                  Estate of Jane Smith               John B. Smith, Executor


                           TELEPHONE/INTERNET VOTING

     Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

           THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                                   ----------
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 15, 2006
                                   ----------
                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Gabelli Global Gold, Natural Resources & Income Trust (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on Monday, May 15, 2006, at 12:30 p.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about April 17, 2006.

     In addition to the solicitation of proxies by mail, officers of the Trust and officers and regular employees of American Stock Transfer & Trust Company ("AST"), the Trust's transfer agent, and affiliates of AST or other representatives of the Trust also may solicit proxies by telephone, telegraph, Internet, or in person. In addition, the Trust has retained The Altman Group, Inc. to assist in the solicitation of proxies for a minimum fee of $2,500 plus reimbursement of expenses. The Trust will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures. The Trust will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

     THE TRUST'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED DECEMBER 31, 2005, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE TRUST AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422, BY CALLING THE TRUST AT 800-422-3554, OR VIA THE INTERNET AT WWW.GABELLI.COM.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Trustees listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Trust entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     The close of business on March 13, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     Each Shareholder is entitled to one vote for each full share held and an appropriate fraction of a vote for each fractional share held. On the record date, there were 17,851,705 common shares, par value $0.001 per share, (the "Common Shares" or the "Shares") outstanding.

     As of the record date, there were no persons known to the Trust to be beneficial owners of more than 5% of the Trust's outstanding Common Shares.

                  SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL                           COMMON SHAREHOLDERS
--------                           -------------------
1.  Election and                   Common Shareholders
    Confirmation                   vote to elect three Trustees:
    of Trustees                    James P. Conn,
                                   Salvatore M. Salibello, and
                                   Anthonie C. van Ekris

2.  Other Business

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following #atters:

              PROPOSAL 1: TO ELECT THREE (3) TRUSTEES OF THE TRUST

NOMINEES  FOR THE BOARD OF TRUSTEES

     The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. James P. Conn, Salvatore M. Salibello, and Anthonie C. van Ekris have each been nominated by the Board of Trustees for a three-year term to expire at the Trust's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each of the Trustees of the Trust has served in that capacity since the February 14, 2005 organizational meeting of the Trust with the exception of Mr. Salibello, who became a Trustee of the Trust on November 16, 2005. All of the Trustees of the Trust are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

NOMINEES TO SERVE UNTIL 2009 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
James P. Conn
Salvatore M. Salibello
Anthonie C. van Ekris

TRUSTEES SERVING UNTIL 2008 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Anthony J. Colavita
Frank J. Fahrenkopf, Jr.
Salvatore J. Zizza

TRUSTEES SERVING UNTIL 2007 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Mario d'Urso
Vincent D. Enright
Michael J. Melarkey

     Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT TRUSTEES AND OFFICERS

     Set forth in the table below are the existing Trustees and Nominees for election to the Board of the Trust and officers of the Trust, including information relating to their respective positions held with the Trust, a brief statement of their principal occupations during the past five years and other directorships (excluding other funds managed by the Adviser), if any.

                               TERM OF                                                                                  NUMBER OF
                             OFFICE AND                                                                               PORTFOLIOS IN
NAME, POSITION(S)             LENGTH OF                                                                               FUND COMPLEX
    ADDRESS 1                   TIME         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS         OVERSEEN
    AND AGE                    SERVED 2      DURING PAST FIVE YEARS                          HELD BY TRUSTEE            BY TRUSTEE
    --------                   --------      ----------------------                          ----------------          -----------
INTERESTED TRUSTEE/NOMINEE 3:
----------------------------
SALVATORE M. SALIBELLO         Since 2005*   Certified Public Accountant and                        --                          3
Trustee                                      Managing Partner of the certified public
Age: 60                                      accounting firm of Salibello & Broder LLP

NON-INTERESTED TRUSTEES/NOMINEES:
--------------------------------
ANTHONY J. COLAVITA            Since 2005**  Partner in the law firm of Anthony J.                  --                          33
Trustee                                      Colavita, P.C.
Age: 70

JAMES P. CONN                  Since 2005*   Former Managing Director and Chief              Director of First Republic Bank    14
Trustee                                      Investment Officer of Financial                 (banking)
Age: 68                                      Security Assurance Holdings Ltd.
                                             (insurance holding company)
                                             (1992-1998)

MARIO D'URSO                   Since 2005*** Chairman of Mittel Capital Markets                     --                           3
Trustee                                      S.p.A. since 2001; Senator in the Italian
Age: 65                                      Parliament (1996-2001)

VINCENT D. ENRIGHT             Since 2005*** Former Senior Vice President and                 Director of Aphton                13
Trustee                                      Chief Financial Officer of KeySpan               Corporation (biopharmaceuticals)
Age: 62                                      Energy Corp. (utility holding company)
                                             (1994-1998)

FRANK J. FAHRENKOPF, JR.       Since 2005**  President and Chief Executive Officer            Director of First Republic Bank    5
Trustee                                      of the American Gaming Association;(banking)
Age: 66                                      Co-Chairman of the Commission on
                                             Presidential Debates; Chairman of the
                                             Republican National Committee
                                             (1983-1989)

MICHAEL J. MELARKEY            Since 2005*** Partner in the law firm of Avansino,             Director of Southwest Gas          3
Trustee                                      Melarkey, Knobel & Mulligan                      Corporation (natural gas
Age: 56                                                                                       utility)

ANTHONIE C. VAN EKRIS          Since 2005*   Chairman of BALMAC International, Inc.                 --                          17
Trustee                                      (commodities and futures trading)
Age: 71

SALVATORE J. ZIZZA             Since 2005**  Chairman of Hallmark Electrical                  Director of Hollis Eden           24
Trustee                                      Supplies Corp.                                   Pharmaceuticals
Age: 60                                                                                       (biotechnology) and
                                                                                              Earl Scheib, Inc.
                                                                                              (automotive services)

                               TERM OF
                             OFFICE AND
NAME, POSITION(S)             LENGTH OF
    ADDRESS 1                   TIME        PRINCIPAL OCCUPATION(S)
    AND AGE                    SERVED       DURING PAST FIVE YEARS
    --------                   ------       ----------------------
INTERESTED TRUSTEE/NOMINEE 3:
----------------------------
OFFICERS:
--------
BRUCE N. ALPERT                Since 2005    Executive Vice President and Chief
President                                    Operating Officer of Gabelli Funds, LLC
Age: 54                                      since 1988; Director and President
                                             of Gabelli Advisers, Inc. since 1998;
                                             Officer of all registered investment
                                             companies in the Gabelli Funds complex.

CARTER W. AUSTIN               Since 2005    Vice President of the Trust since
Vice President                               2005; Vice President of The Gabelli
Age: 39                                      Equity Trust Inc. since 2000 and The Gabelli
                                             Dividend & Income Trust since 2003;
                                             Vice President of Gabelli
                                             Funds, LLC since 1996.

PETER D. GOLDSTEIN             Since 2005    Director of Regulatory Affairs for
Chief Compliance Officer                     GAMCO Investors, Inc. since 2004;
Age: 52                                      Chief Compliance Officer of all
                                             registered  investment companies in
                                             the Gabelli Funds complex; Vice  President
                                             of Goldman Sachs Asset Management
                                             from 2000-2004.

MOLLY A.F. MARION              Since 2005    Ombudsman of The Gabelli Global Gold,
Assistant Vice President and                 Natural Resources & Income Trust since
Ombudsman                                    2005; Assistant Vice President of GAMCO
Age: 52                                      Investors, Inc. since 2006; Assistant Portfolio
                                             Manager of Gabelli Fixed Income from
                                             1994-2004.

JAMES E. MCKEE                 Since 2005    Vice President, General Counsel and
Secretary                                    Secretary of GAMCO Investors, Inc.
Age: 42                                      since 1999 and GAMCO Asset
                                             Management Inc. since 1993; Secretary
                                             of all registered investment companies
                                             advised by Gabelli Advisers, Inc. and
                                             Gabelli Funds, LLC.

AGNES MULLADY                  Since 2006    Officer of all registered investment companies
Treasurer and Principal                      in the Gabelli Funds complex; Senior Vice President of
Financial Officer                            U.S. Trust Company, N.A. and Treasurer and Chief
Age: 47                                      Financial Officer of Excelsior Funds from 2004-2005;
                                             Chief Financial Officer of AMIC Distribution Partners from
                                             2002-2004; Controller of Reserve Management, Inc.
                                             and Reserve Partners, Inc. and Treasurer of Reserve Funds
                                             from 2000-2002.

------------------
     1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
     2 The Trust's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term.
     * Nominee to serve, if elected, until the Trust's 2009 Annual Meeting of Shareholders or until his successor is duly elected and qualified.
    ** Term continues until the Trust's 2008 Annual Meeting of Shareholders or until his successor is duly elected and qualified.
   *** Term continues until the Trust's 2007 Annual Meeting of Shareholders or until his successor is duly elected and qualified.
     3 "Interested person" of the Trust, as defined in the 1940 Act. Mr. Salibello may be considered an "interested person" of the Trust as a result of being a partner in an accounting firm that provides professional services to affiliates of the Adviser.


BENEFICIAL OWNERSHIP OF SHARES HELD IN THE TRUST AND THE FUND COMPLEX FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

     Set forth in the table below is the dollar range of equity securities in the Trust beneficially owned by each Trustee and Nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee and Nominee for election as Trustee.

 NAME OF TRUSTEE/NOMINEE       DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF EQUITY
                                 SECURITIES HELD                 SECURITIES HELD
                                 IN THE TRUST*(1)             IN FUND COMPLEX*(1)(2)
INTERESTED TRUSTEE/NOMINEE:
--------------------------
Salvatore M. Salibello                  A                              E

NON-INTERESTED TRUSTEES/NOMINEES:
--------------------------------
Anthony J. Colavita**                   A                              E

James P. Conn                           E                              E

Mario d'Urso                            C                              E

Vincent D. Enright                      A                              E

Frank J. Fahrenkopf, Jr.                A                              B

Michael J. Melarkey                     C                              E

Anthonie C. van Ekris**                 D                              E

Salvatore J. Zizza                      A                              E

--------------------------
*        Key to Dollar Ranges
A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       Over $100,000
All shares were valued as of December 31, 2005.

** Messrs. Colavita and van Ekris each beneficially own less than 1% of the common stock of Lynch Corporation, having a value of $16,517 and $16,500, respectively, as of December 31, 2005. Mr. van Ekris beneficially owns less than 1% of the common stock of Lynch Interactive Corporation, having a value of $52,176 as of December 31, 2005. Lynch Corporation and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Trust's Adviser.
(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2005. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)
(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). (2) The "Fund Complex" includes all the funds that are considered part of the same fund complex as the Trust because they have common or #ffiliated investment advisers.

Set forth in the table below is the amount of shares beneficially owned by each Trustee of the Trust.

                                 AMOUNT AND NATURE OF       PERCENT OF SHARES
NAME OF TRUSTEE/NOMINEE        BENEFICIAL OWNERSHIP (1)       OUTSTANDING (2)
-----------------------        ------------------------       ---------------
INTERESTED TRUSTEE/NOMINEE:
--------------------------
Salvatore M. Salibello                 0                               *

NON-INTERESTED TRUSTEES/NOMINEES:
--------------------------------
Anthony J. Colavita                    0                               *

James P. Conn                        5,000                             *

Mario d'Urso                         1,000                             *

Vincent D. Enright                     0                               *

Frank J. Fahrenkopf, Jr.               0                               *

Michael J. Melarkey                  1,000                             *

Anthonie C. van Ekris                2,300                             *

Salvatore J. Zizza                     0                               *
--------------------------
(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2005. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the 1934 Act.
(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding.

     The Trust pays each Trustee who is not affiliated with the Adviser or its affiliates a fee of $3,000 per year plus $1,000 per meeting attended in person and $500 per telephonic meeting or Committee meeting, together with the Trustees' actual out-of-pocket expenses relating to his attendance at such meetings. The aggregate remuneration (not including out-of-pocket expenses) paid by the Trust to such Trustees during the year ended December 31, 2005 amounted to $60,267. During the year ended December 31, 2005, the Trustees of the Trust met six times, one of which was the organizational meeting of the Trust and one of which was a special meeting of Trustees. Each Trustee then serving in such capacity, with the exception of Mr. Conn, attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

AUDIT COMMITTEE REPORT

     The role of the Trust's Audit Committee (the "Audit Committee") is to assist the Board of Trustees in its oversight of (i) the quality and integrity of the Trust's financial statement reporting process and the independent audit and reviews thereof; (ii) the Trust's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Trust's compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm's qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Trust's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Charter") that was most recently reviewed and approved by the Board of Trustees on February 15, 2006.

     Pursuant to the Charter, the Audit Committee is responsible for conferring with the Trust's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Trust's independent registered public accounting firm, and overseeing the Trust's internal controls. The Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the Trust and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Trust. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Trust's independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as
representatives of shareholders. The independent registered public accounting firm for the Trust reports directly to the Audit Committee.

     In performing its oversight function, at a meeting held on February 13, 2006, the Audit Committee reviewed and discussed with management of the Trust and PricewaterhouseCoopers the audited financial statements of the Trust as of and for the period ended December 31, 2005, and discussed the audit of such financial statements with the independent registered public accounting firm.

     In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Trust and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm as required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent registered public accounting firm and the Trust, and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

     As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Trust's financial reporting procedures, internal control systems, and the independent audit process.

     The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Trust for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the Trust's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Trust's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the Trust's independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Trust's Board of Trustees that the Trust's audited financial statements be included in the Trust's Annual Report for the period ended December 31, 2005.

      SUBMITTED BY THE AUDIT  COMMITTEE OF THE TRUST'S BOARD OF TRUSTEES

      Salvatore J. Zizza,  Chairman
      Vincent D. Enright
      Frank J. Fahrenkopf, Jr.

      February 15, 2006

     The Audit Committee met once during the period ended December 31, 2005. The Audit Committee is composed of three of the Trust's independent (as such term is defined by the American Stock Exchange's listing standards (the "Amex Listing Standards")) Trustees, namely Messrs. Enright, Fahrenkopf, and Zizza. Each member of the Audit Committee has been determined by the Board of Trustees to be financially literate.

NOMINATING  COMMITTEE

     The Board of Trustees has a Nominating Committee composed of three independent (as such term is defined by the Amex Listing Standards) Trustees, namely Messrs. Colavita, Melarkey, and Zizza. The Nominating Committee did not meet during the period ended December 31, 2005. The Nominating Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

     o The name of the shareholder and evidence of the shareholder's ownership of shares of the Trust, including the number of shares owned and the length of time of ownership;
     o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Trust, and the person's consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board of Trustees; and
     o If requested by the Nominating Committee, a completed and signed trustees' questionnaire.

     The shareholder recommendation and information described above must be sent to James E. McKee, the Trust's Secretary, c/o Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 days prior to the anniversary date of the Trust's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

     The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Trust are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees' oversight of the business and affairs of the Trust and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Trust. The Nominating Committee also seeks to have the Board of Trustees represent a diversity of backgrounds and experience.

     The Trust's Board adopted a Nominating Committee Charter on February 14, 2005. The charter can be found on the Trust's website at www.gabelli.com.

OTHER BOARD-RELATED MATTERS

     The Board of Trustees has established the following procedures in order to facilitate communications between the Board and the shareholders of the Trust and other interested parties.

RECEIPT OF COMMUNICATIONS
------------------------

     Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Trust at One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may send an e-mail to gabellifundsboard@gabelli.com.

FORWARDING THE COMMUNICATIONS
-----------------------------

     All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Trust and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

     The Trust does not expect Trustees or Nominees for election as Trustee to attend the Annual Meeting of Shareholders. The Trust has not had a Shareholder meeting and accordingly has not maintained information regarding attendance of Trustees at shareholder meetings in previous years.

     The following table sets forth certain information regarding the compensation of the Trust's Trustees and officers for the period ended December 31, 2005. Ms. Marion is employed by the Trust and is not employed by the Adviser (although she may receive incentive-based variable compensation from affiliates of the Adviser). Officers of the Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

                               COMPENSATION TABLE
                     FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                               AGGREGATE COMPENSATION FROM
                                     AGGREGATE COMPENSATION     THE TRUST AND FUND COMPLEX
NAME OF PERSON AND  POSITION            FROM THE TRUST*       PAID TO TRUSTEES  AND  OFFICERS**
----------------------------            --------------        -------------------------------
INTERESTED TRUSTEES/NOMINEES:
----------------------------
KARL OTTO POHL***                            $0                         $7,571   (35)+ (diamond)
Trustee

SALVATORE M. SALIBELLO                       $0                         $26,500  (3)
Trustee

NON-INTERESTED TRUSTEES/NOMINEES:
--------------------------------
ANTHONY J. COLAVITA                          $7,533                     $212,473 (37)+ (diamond)
Trustee

JAMES P. CONN                                $7,533                     $83,283  (14)
Trustee

MARIO D'URSO                                 $7,533                     $33,367  (3)
Trustee

VINCENT D. ENRIGHT                           $7,533                     $80,617  (14)(diamond)
Trustee

FRANK J. FAHRENKOPF, JR.                     $7,533                     $60,183  (5)
Trustee

MICHAEL J. MELARKEY                          $7,533                     $34,367  (3)
Trustee

ANTHONIE C. VAN EKRIS                        $7,533                     $105,378 (21)+ (diamond)
Trustee

SALVATORE J. ZIZZA                           $7,533                     $143,962 (25)(diamond)
Trustee

OFFICER:
-------
MOLLY A.F. MARION                            $60,208                    $60,208  (1)
Assistant Vice President and Ombudsman

------------------
* For the period from the Trust's commencement of operations through December 31, 2005.
** Represents the total compensation paid to such persons during the calendar year ended December 31, 2005 by investment companies (including the Trust) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Trust because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.
*** Mr. Pohl resigned from the Board of Trustees effective November 16, 2005 and now serves as Trustee Emeritus.
+ Includes compensation for serving as a Director of The Treasurer's Fund, Inc., which was liquidated on October 28, 2005.
(diamond) Includes  compensation  for serving as a Trustee of Ned Davis Research
          Funds, Inc., which was liquidated on February 10, 2006.

                                       9

REQUIRED VOTE

     The election of each of the listed Nominees for Trustee of the Trust requires the affirmative vote of the holders of a plurality of the Shares of the Trust represented at the Meeting if a quorum is present.

     THE BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Trust's independent registered public accounting firm for the year ending December 31, 2006. PricewaterhouseCoopers acted as the Trust's independent registered public accounting firm for the period ended December 31, 2005. The Trust knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Trust. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

     Set forth in the table below are audit fees and non-audit related fees billed to the Trust by PricewaterhouseCoopers for professional services received during and for the Trust's period ended #ecember 31, 2005. The Trust was not in existence prior to 2005.

         PERIOD ENDED                 AUDIT-RELATED                      ALL
         DECEMBER 31     AUDIT FEES*       FEES        TAX FEES**     OTHER FEES
         -----------     ----------        ----        --------       ----------
            2005          $69,000           --          $10,880          --
-----------
* Includes non-recurring fees billed by PricewaterhouseCoopers to the Trust in connection with the initial offering of Common Shares of the Trust.
** "Tax Fees" are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Trust's income tax returns.

     The Trust's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Trust, and all non-audit services to be provided by the independent registered public accounting firm to the Trust's Adviser and service providers controlling, controlled by, or under common control with the Trust's Adviser ("affiliates") that provide on-going services to the Trust (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Trust's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Trust, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Trust to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, and tax services described above for which PricewaterhouseCoopers billed the Trust fees for the period ended December 31, 2005 were pre-approved by the Audit Committee.

     For the period ended December 31, 2005, PricewaterhouseCoopers has represented to the Trust that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any affiliates thereof that provide services to the Trust.

THE INVESTMENT  ADVISER AND ADMINISTRATOR

     Gabelli Funds, LLC is the Trust's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Trust's executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Trust's securities to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange and to furnish the Trust with copies of all
Section 16(a) forms they file. Based solely on the Trust's review of the copies of such forms it received for the period ended December 31, 2005, the Trust believes that during that period such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The affirmative vote of a plurality of votes cast for each Nominee by the shareholders entitled to vote for a particular Nominee is necessary for the election of a Trustee. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

     Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust's Semi-Annual Report dated June 30, 2006.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Trustees of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                             SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Trust which are intended to be presented at the Trust's next Annual Meeting of Shareholders to be held in 2007 must be received by the Trust for consideration for inclusion in the Trust's proxy statement and proxy relating to that meeting no later than December 18, 2006. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   APPENDIX A
                                   ----------
           THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                                 (THE "TRUST")

                            AUDIT COMMITTEE CHARTER

I. ORGANIZATION AND QUALIFICATION OF COMMITTEE MEMBERS
------------------------------------------------------
     There shall be an audit committee (the "Committee") of the Board of Trustees (the "Board") which shall be composed of at least three members of the Board, each of whom is independent, i.e. not an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. In addition, the members shall not receive any compensation from the Trust, or any subsidiary thereof, if applicable, except compensation for services as a member of the Trust's Board or a committee of the Board. With respect to closed-end funds listed on the NYSE, each member must also meet the independence requirements of audit committee members, as currently set forth in
Section  303.01  of  the  NYSE's  listing  standards.   Members  shall  have  no
relationships with the Trust or its investment adviser, administrator or custodian that may interfere with the exercise of their independence from management of the Trust. The members and the Committee chair shall be elected by the full Board.

     The members shall be "financially literate," i.e. have the ability to understand fundamental financial statements. With respect to a closed-end fund listed on the NYSE, at least one member shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board shall determine annually whether any member of the Committee is an "audit committee financial expert" (ACFE) as defined in Item 3 of Form N-CSR. The Board may presume that an ACFE has the requisite accounting or related financial management expertise, with respect to a closed-end fund listed on the NYSE. The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Committee.

     With respect to a closed-end fund listed on the NYSE, in the event a member simultaneously serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Trust's audit committee.

II. STATEMENT OF PRINCIPLE
--------------------------
     The function of the Committee is to assist the Board in fulfilling its oversight responsibilities relating to the Trust's accounting and financial reporting policies and practices. It is management's responsibility to maintain appropriate systems for accounting and internal control and for the presentation and integrity of the Trust's financial statements. It is the independent accountants' responsibility to plan and carry out proper audits and reviews. The independent accountants are ultimately accountable to the Board and to the Committee, as representatives of shareholders.

     The independent accountants for the Trust shall report directly to the Committee.

III. DUTIES AND RESPONSIBILITIES
--------------------------------
A. GENERAL
----------

     1. oversee the quality and integrity of the Trust's accounting and financial statement reporting process and the independent audit and reviews thereof;
     2. review and evaluate any issues raised by the independent accountants or management regarding the accounting or financial reporting policies and practices of the Trust, its internal controls, and, as appropriate, the internal controls of certain service providers; and to resolve disagreements between management and the independent accountants regarding financial reporting; and act as a liaison between the Trust's independent accountants and the full Board; and
     3. with respect to a closed-end fund listed on the NYSE, oversee, or, as appropriate, assist Board oversight of, (a) the Trust's compliance with legal and regulatory requirements; and (b) the performance of the Trust's internal audit function, if applicable.

B.  SPECIFIC
------------

     1. (a) approve the selection, retention, termination and compensation of independent accountants and the audit and non-audit services to be rendered prior to their engagement to provide such services, and, in connection therewith, to evaluate the qualifications, independence and performance of the independent accountants;
         (b) when required by applicable rules, to pre-approve all audit and permissible non-audit services to be provided by the independent accountants to the Trust, to its investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Trust; and
         (c) the Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the chair of the Committee, in accordance with applicable laws, pursuant to the details of pre-approval policies and procedures adopted by the Committee.
     2. ensure receipt from the independent accountants of a formal written statement delineating all the relationships between them and the Trust, consistent with Independence Standards Board Standard 1; evaluate the independence of the accountants; and actively engage in a dialogue with them regarding matters that might reasonably be expected to affect their independence;
     3. consider in consultation with the independent accountants, the scope and plan of upcoming external audits to assure completeness of coverage and effective use of audit resources;
     4. meet with the Trust's independent accountants, at least twice a year and more often if required, to review the conduct and results of each audit and review of the Trust's financial statements, and discuss the matters stated in SAS 61 "Communications with Audit Committees," as amended by SAS 89 and 90, and any other communications required to be discussed with the Committee pursuant to applicable laws and regulations, including their:
         (a) conclusions and recommendations on the adequacy of the internal controls both of the Trust and its service providers together with the responses of the appropriate management, including the status of previous audit recommendations;
         (b) reasoning in accepting or questioning sensitive accounting estimates by management;
         (c) reasoning in not recognizing material audit adjustments proposed by them;
         (d) judgments about the quality and appropriateness, (not just the acceptability), of the Trust's critical accounting principles used, including the degree of aggressiveness or conservatism in the application of such principles in its financial reporting;
         (e) views as to the adequacy and clarity of disclosures in the Trust's financial statements in relation to generally accepted accounting principles;
         (f) views of how the use of generally acceptable alternatives to critical accounting and tax principles, disclosure practices and valuation policies, preferred by them, would have affected the financial statements;
         (g) conclusions regarding any serious disagreements, difficulties or disputes with management encountered during the course of the audit;
         (h) discussion of any significant risks to which the Trust is, or might be exposed, and the steps management has taken to minimize such risks;
         (i)  discussion of any significant changes to the audit plan;
         (j) discussion of other matters related to the conduct of the audit required to be communicated to the Committee under generally accepted auditing standards;
         (k) material written communications to the management of the Trust such as any management letter or schedules of unrecognized audit adjustments; and
         (l) non-audit services provided by the Trust's independent accountants to the Trust's investment adviser or any adviser affiliate that provides ongoing services to the Trust, which services were not pre-approved by the Committee (and consideration by the Committee of whether the performance of such services is compatible with maintaining the independent accountant's independence).

     5. meet periodically with the Trust's independent accountants in separate executive sessions to discuss any other matters or communications required under applicable laws or which they or the Committee deem advisable or appropriate to discuss;
     6. meet periodically with management in separate executive sessions, including to review with the Trust's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trust's internal control over financial reporting;
     7. with respect to closed-end funds listed on the NYSE, meet periodically with the Trust's internal auditors (or other personnel responsible for the internal audit function), if applicable, in separate executive sessions;
     8. authorize and oversee investigations into any matters within the Committee's scope of responsibilities, or as specifically delegated to the Committee by the Board;
     9. consider and evaluate the effect upon the Trust of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent accountants;
     10. review management's discussion and analysis of financial statements to be included in the Trust's annual report;
     11. establish procedures for the receipt, retention and treatment of complaints received by the Trust relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Trust and its affiliates of concerns about accounting or auditing matters pertaining to the Trust, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;
     12. with respect to closed-end funds listed on the NYSE, discuss the Trust's earnings press releases, as applicable, as well as financial information and earnings guidance provided to analysts and ratings agencies;
     13. with respect to closed-end funds listed on the NYSE, at least annually, obtain and review a report by the independent accountant describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Trust;
     14. with respect to closed-end funds listed on the NYSE, set clear hiring policies for employees or former employees of the independent accountants; and
     15. with respect to closed-end funds, provide the audit committee report required by Item 306 of Regulation S-K for proxy statements relating to the election of Trustees; and
     16. report to the Board on a regular and timely basis.

IV. ADDITIONAL  PROVISIONS
--------------------------

     The Trust shall provide appropriate funding (as determined by the Committee) for it to carry out its duties and its responsibilities, including:
(a) for payment of compensation to the Trust's independent accountants or other public accounting firm providing audit, review or attest services for the Trust,
(b) for payment of compensation to any special counsel and other advisors employed by the Committee, (c) for the ordinary administrative expenses of the Committee, and (d) for payment of continuing education programs to enable Committee members to keep abreast of industry and regulatory development and to gain continuing insights to best practices of audit committees. In performing its duties the Committee shall consult, as it deems appropriate, with the members of the Board, officers and employees of the Trust, the investment adviser, the Trust's counsel and the Trust's other service providers.

     On an annual basis, the Committee shall review and reassess the adequacy of this charter and recommend to the full Board any changes the Committee deems appropriate. In addition, on an annual basis, the Committee shall evaluate its performance as a whole and that of its individual members to assess whether it is functioning effectively.

Adopted as of:    February 14, 2005

                                                                    GGN-PS-2006

GABELLI FUNDS

                       ANNUAL MEETING OF SHAREHOLDERS OF
                            THE GABELLI GLOBAL GOLD,
                        NATURAL RESOURCES & INCOME TRUST
                                  MAY 15, 2006

                            Please vote, date, sign
                       and promptly mail your proxy card
                           in the envelope provided.

     Please detach along perforated line and mail in the envelope provided.

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PLEASE VOTE,  SIGN,  DATE AND RETURN PROMPTLY IN THE ENCLOSED  ENVELOPE.  PLEASE
MARK  YOUR  VOTE IN BLUE OR  BLACK  INK AS  SHOWN  HERE  X
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1. To elect  three (3)  Trustees of the Trust:

FOR ALL NOMINEES                NOMINEES:
                                O James P. Conn
WITHHOLD AUTHORITY              O Salvatore  M. Salibello
FOR ALL NOMINEES                O Anthonie C. van Ekris

FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:
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To  change  the  address  on your  account,  please  check  the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------
Signature of Shareholder        Date:
Signature of Shareholder        Date:
NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEE AND IN THE DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE REFER TO TO THE PROXY STATEMENT FOR A DISCUSSION OF PROPOSAL 1.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

           THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned to vote on behalf of the undersigned all shares of The Gabelli Global Gold, Natural Resources & Income Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 15, 2006 at 12:30 p.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

--------------------------------------------------------------------------------
COMMENTS:

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